Exhibit 99.2 SECOND QUARTER 2019

SECOND QUARTER 2019 TAKEAWAYS REVENUE FLATTENS IN  DELIVERING SOLID  CHALLENGING  PROFITS  ENVIRONMENT Earnings from  Revenue down 1.4%;  Operations was $34.8  million, up 70.7%, or up  Down 0.2% in constant  10.3% excluding the  (1) currency gain on sale of assets FOCUSING ON OUR  FUTURE Aligning resources with  growth while  continuing with  Strategic Investments ----- (1)Constant Currency represents year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates. 2

Second Quarter 2019 Financial Summary

	Actual Results	Change	Constant Currency Change[1]
Revenue	$1.4B	(1.4%)	(0.2%)
GP %	17.8%	50 bps	
Earnings from Operations	$34.8M	70.7%	73.0%
ROS %	2.5%	100 bps	
EPS	$2.12	$2.52	

- Revenue growth reflects lower revenue in International Staffing and Americas Staffing, which includes the acquisition of NextGen, which was partially offset by modest growth in Global Talent Solutions (GTS), which includes the acquisition of GTA
- GP rate improves from the impact of higher margin acquisitions, structural improvement in product mix in GTS and lower employee related costs in GTS, partially offset by the impact of higher employee related costs in Americas Staffing
- Earnings from Operations improved compared to last year as a higher GP rate on slightly less revenue delivered improved gross profit, which was combined with expense control efforts to deliver improving expense leverage. Included in Earnings from Operations is a $12.3 million gain on sale of assets, primarily related to the sale of unused land
- EPS includes $1.07 non-cash impact from gain on equity investment compared to a $0.94 loss in Q2 2018

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[1]Constant Currency represents year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates.

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SECOND QUARTER 2019 FINANCIAL SUMMARY

(Excluding Gain on investment in Persol Holdings, Acquisitions, Gain on sale of assets and Restructuring)

	Actual Results	Change	Constant Currency Change[4]
Revenue[1]	$1.3B	(4.2%)	(3.1%)
GP %[1]	17.5%	20 bps	
Earnings from Operations[1],[2]	$17.7M	(13.8%)	(11.5%)
ROS %[1],[2]	1.3%	(20) bps	
EPS[1],[2],[3]	$0.72	$0.18	

- Revenue declined in constant currency in all three segments in the face of a challenging environment in the U.S. and softening demand in Europe
- GP rate improves on structural improvement in product mix and lower employee related costs in GTS, partially offset by higher workers compensation in Americas Staffing, the impact of customer mix in International Staffing, as well as, lower staffing placement fees
- Earnings from Operations declined as the impact of declining revenues was only partially offset by the impact of a higher GP rate and reduced expenses from efforts to align costs with GP trends
- EPS improves primarily due to a lower effective tax rate, including the impact of the release of deferred tax valuation allowances

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[1] Excludes 2019 results from the NextGen and GTA acquisitions, which were acquired on January 2, 2019, and were included in the reported results of operations in Americas Staffing and GTS, respectively.

[2] Excludes gain on sale of assets of $12.3 million, $9.0 million net of tax, or $0.23 per share and a $0.6 million of restructuring accrual adjustment, $0.5 million net of tax or $0.01 per share in Q2 2019.

[3] Excludes $61.2 million gain on investment in Persol Holdings, $42.3 million net of tax or $1.07 per share in Q2 2019 and $52.5 million loss on investment in Persol Holdings, $36.3 million net of tax or $0.94 per share in Q2 2018.

[4] Constant Currency represents year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates.

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SECOND QUARTER 2019 EPS SUMMARY

$ in millions except per share data

	Second Quarter			
	2019		2018	
	Amount	Per Share	Amount	Per Share
Net earnings (loss)	$ 83.8	$ 2.12	$ (15.4)	$ (0.40)
(Gain) loss on investment in Persol Holdings, net of taxes(1)	(42.5)	(1.07)	36.3	0.94
Restructuring charges, net of taxes(2)	(0.5)	(0.01)	-	-
Net earnings from acquisitions(3)	(3.2)	(0.08)	-	-
Gain on sale of assets, net of taxes(4)	(9.0)	(0.23)	-	-
Adjusted net earnings	$ 28.6	$ 0.72	$ 20.9	$ 0.54

- As adjusted, net earnings and EPS increased primarily due to lower income tax expense from the release of deferred tax valuation allowances

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(1)Gain on investment in Persol Holdings of $61.2 million, $42.3 million net of tax or $1.07 per share in Q2 2019 and loss on investment in Persol Holdings of $52.5 million, $36.3 million net of tax or $0.94 per share in Q2 2018.

(2)Restructuring charges, net of taxes includes a $0.6 million restructuring accrual adjustment, $0.5 million net of tax or $0.01 per share in Q2 2019.

(3)NextGen and GTA were acquired on January 2, 2019, and were included in the reported results of operations of Americas Staffing and GTS segments, respectively, from the date of acquisition.

(4)Gain on sale of assets of $12.3 million, $9.0 million net of tax or $0.23 per share in Q2 2019.

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SECOND QUARTER 2019 ORGANIC REVENUE

$ in millions

	Second Quarter									
	2019						2018			Constant Currency
	As Reported		Acquisitions [1]		Adjusted		As Reported		Change	Change [2]
Americas Staffing	$	597.6	$	(22.7)	$	574.9	$	604.0	(4.8%)	(4.6%)
Global Talent Solutions		505.9		(16.7)		489.2		500.7	(2.3%)	(2.0%)
International Staffing		268.1		-		268.1		286.6	(6.5%)	(1.8%)
Total Company	$	1,367.5	$	(39.4)	$	1,328.1	$	1,386.9	(4.2%)	(3.1%)

- Americas Staffing revenue reflects declines in professional/technical specialties, light industrial and office services, partially offset by growth in educational staffing
- GTS revenue reflects declines in centrally delivered staffing, partially offset by growth in outcome-based services
- International Staffing reflects declines in Western Europe, partially offset by growth in Eastern Europe
- Total Company revenue growth rate was impacted unfavorably by approximately 60 bps from the 2018 divestitures of our legal specialty practices, which is primarily reflected in GTS

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[1] Organic revenue in Q2 2019 excludes the impact of the NextGen and GTA acquisitions in the Americas Staffing and GTS segments, respectively.
[2] Constant Currency represent year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates.

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SECOND QUARTER 2019 REVENUE GROWTH

Revenue Mix by Segment[1]


37%
44%
20%
Americas Staffing
International Staffing
Global Talent Solutions

Revenue Growth by Segment


Reported
Constant Currency
Organic Growth(2)
10%
5%
0%
-5%
-10%
(1.4%)
(0.2%)
(3.1%)
(1.0%)
(0.9%)
(4.6%)
1.0%
1.4%
(2.0%)
(6.5%)
(1.8%)
(1.8%)
Total
Americas Staffing
Global Talent Solutions
International Staffing

- Americas Staffing revenue declined on lower volume in light industrial and office services, partially offset by increases in professional/technical specialties, which includes the impact of the NextGen acquisition, as well as growth in educational staffing
- GTS revenue growth includes the impact of the GTA acquisition in addition to growth in outcome-based services, partially offset by declines in centrally delivered staffing
- International Staffing reflects declines in Western Europe, partially offset by growth in Eastern Europe

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(1) Revenue Mix by Segment includes the results from acquisitions.

(2) Organic growth represents revenue growth excluding the results of acquisitions on a constant currency basis.

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SECOND QUARTER 2019 GROSS PROFIT GROWTH

Gross Profit Mix by Segment[1]


41%
45%
15%
Americas Staffing
Global Talent Solutions
International Staffing

Gross Profit Growth by Segment


Reported
Constant Currency
Organic Growth(2)
15%
10%
5%
0%
-5%
-10%
-15%
1.4%
2.6%
(2.1%)
0.2%
0.4%
(6.2%)
7.5%
8.2%
3.8%
(9.4%)
(4.8%)
(4.8%)
Total
Americas Staffing
Global Talent Solutions
International Staffing

- Americas Staffing GP reflects the impact of the NextGen acquisition, partially offset by the impact of lower revenue and higher employee related costs
- GTS GP reflects the impact of the GTA acquisition, structural rate improvement from changes in product mix and lower employee related costs
- International Staffing reflects declines in GP rate related to customer mix and lower perm fees

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(1) Gross Profit Mix by Segment includes the results from acquisitions.

(2) Organic growth represents gross profit growth excluding the results of acquisitions on a constant currency basis.

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SECOND QUARTER 2019 GROSS PROFIT RATE GROWTH 20.0% 19.5% 19.0% 18.5% 30 bps 18.0% 17.8% 40 bps (10) bps (10) bps 17.5% 17.3% 17.0% 16.5% 16.0% 15.5% 15.0% Q2 2018 GP Rate Global Talent Acquisitions Americas Perm Fees Q2 2019 GP Rate Solutions Staffing • The acquisitions of NextGen and GTA, which are higher margin specialty businesses, improve overall GP rate • GTS GP reflects structural GP rate improvement from product mix and lower employee related costs • Americas Staffing year‐over‐year comparisons reflect higher employee related costs 9

SECOND QUARTER 2019 SG&A $ in millions  $250  $240 $1 $1  $230 $7 ($1) ($2) $222  $220  ($2)  $220 ($2)  $210  $200  $190 Q2 2018 SG&A Acquisitions International Corporate Restructuring Americas Global Talent FX Q2 2019 SG&A Staffing Staffing Solutions • Acquisitions reflect the SG&A expenses of NextGen and GTA, acquired in January 2019 • Restructuring costs reflect the lower estimate of the ultimate cost of the Q1 2019 actions in U.S. Operations • Americas Staffing expenses were down due to lower salary as a result of the Q1 2019 restructuring actions in  U.S. Operations and lower performance‐based compensation • GTS expense reflects continued cost management 10

SECOND QUARTER 2019 CONVERSION RATE

$ in millions

	2019					2018					
		Gross Profit		Earnings from Ops	Conversion Rate[1]		Gross Profit		Earnings from Ops	Conversion Rate[1]	Change (bps)
Americas Staffing	$	108.8	$	15.6	14.3%	$	108.5	$	17.8	16.4%	(210)
Global Talent Solutions		99.7		25.4	25.4%		92.7		17.7	19.1%	630
International Staffing		36.1		3.5	9.7%		39.9		6.4	16.0%	(630)
Total Company	$	244.0	$	34.8	14.2%	$	240.5	$	20.4	8.5%	570

- Americas Staffing conversion rate reflects the impact of lower revenue on gross profit as expense grew with the acquisition of NextGen in January 2019, partially offset by lower expenses as a result of Q1 restructuring actions
- GTS conversion rate reflects improving GP rate and effective cost management
- International Staffing conversion rate reflects declining GP, partially offset by effective cost management
- Total Company conversion rate improvement reflects solid execution in the face of challenging revenue trends. Total Company conversation rate is positively impacted by 500 bps due to a $12.3 million gain on sale of assets, primarily related to the sale of unused land

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(1)Conversion rate represents earnings from operations as a percentage of gross profit, or return on gross profit.

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SECOND QUARTER 2019 CONVERSION RATE

(Excluding Acquisitions, Gain on sale of assets and Restructuring)

$ in millions

	2019			2018			
	Gross Profit[1]	Earnings from Ops[1][2]	Conversion Rate[3]	Gross Profit	Earnings from Ops	Conversion Rate[3]	Change (bps)
Americas Staffing	$ 101.8	$ 13.0	12.7%	$ 108.5	$ 17.8	16.4%	(370)
Global Talent Solutions	95.6	23.2	24.1%	92.7	17.7	19.1%	500
International Staffing	36.1	3.5	9.7%	39.9	6.4	16.0%	(630)
Total Company	$ 232.9	$ 17.7	7.5%	$ 240.5	$ 20.4	8.5%	(100)

- Americas Staffing and International Staffing conversion rates reflect declining GP, partially offset by lower expenses resulting from Q1 restructuring actions
- GTS conversion rate reflects improving GP rate and effective cost management
- Total Company conversion rate improvement reflects an improving GP rate and solid cost management efforts amid challenging revenue trends

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(1)Excludes 2019 results related to the NextGen and GTA acquisitions in Americas Staffing and GTS, respectively.

(2)Excludes gain on sale of assets of $12.3 million, $9.0 million net of tax, or $0.23 per share in Corporate and a $0.6 million of restructuring accrual adjustment, $0.5 million net of tax or $0.01 per share in Q2 2019 in Americas Staffing.

(3)Conversion rate represents earnings from operations as a percentage of gross profit, or return on gross profit.

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SECOND QUARTER 2019 BALANCE SHEET DATA $ in millions Accounts Receivable Net Debt Excluding Acquisitions Acquisitions $40 $1,500 $1,300 $1,249 $1,293 $1,274  $1,100 $19  $20 $900 $700 $2  $2  $500 $0 Q2 2018 2018 Q2 2019 (1) Q2 2018 2018 Q2 2019 • Accounts Receivable reflects the impact of recent acquisitions.  Including acquisitions, DSO is 57 days, up 2  days from a year ago and up 2 days from year end 2018 • Debt reflects borrowing on the Securitization Facility, which was used to fund the January 2019 NextGen and  GTA acquisitions ----- (1)Q2 2019 Accounts Receivable includes $39 million of receivables related to acquisitions. 13

OUTLOOK –FULL YEAR 2019  Reported Revenue from flat to up 1.0% YOY • 110 basis point unfavorable impact due to currency • Includes inorganic growth from recent acquisitions • Expected that growth accelerates in the second half of the year as  Americas Staffing delivery model changes take effect  Gross profit rate up 50 bps to 60 bps, resulting in a gross profit dollars  increase of 3.0% to 4.5% • Includes acceleration expected from recent acquisitions  SG&A up 1.5% to 2.5% YOY • Includes recent acquisitions and the impact of additional amortization of  purchased intangible assets  Effective income tax rate in the mid‐teens  Overall, conversion rate expected to improve 14

OUTLOOK –THIRD QUARTER 2019  Reported Revenue from down 0.5% to up 0.5% YOY • 80 basis point unfavorable impact due to currency • Includes inorganic growth from recent acquisitions  Gross profit rate up 40 bps to 50 bps, resulting in a gross  profit dollars increase of 2.0% to 3.0% • Includes acceleration expected from recent acquisitions  SG&A up 2.0% to 3.0% YOY • Includes recent acquisitions and the impact of additional  amortization of purchased intangible assets 15

KELLY STRATEGIC M&A ACTIONS: 2016 - PRESENT

July 2016
Kelly and Persol form a JV combining the staffing operations in APAC

Sept. 2017
Kelly acquires Teachers On Call

April 2018
Kelly sells Kelly Healthcare Resources to InGenesis

July 2018
Kelly Innovation Fund invests in Kenzie Academy

Aug. 2018
Kelly invests in BTG

Dec. 2018
Kelly sells Kelly Legal Managed Services to Trustpoint.One

Jan. 2019
Kelly acquires Global Technology Associates, LLC (GTA)

Jan. 2019
Kelly acquires NextGen Global Resources, LLC (NextGen)

2016 | 2017 | 2018 | 2019

"We are focusing our efforts and investment dollars in order to accelerate our strategic intent to become a Specialty Talent Solutions Provider. As part of that strategic path forward, we will aggressively pursue investments in our specialty areas in order to provide Kelly with a solid platform for high-margin growth."

George Corona, President & CEO, Kelly Services

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WHAT'S NEXT.
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RECENT ACQUISITIONS NEXTGEN & GTA  Leading provider of telecommunications, wireless, and connected  technology staffing solutions to Fortune 500 companies   Works side‐by‐side with clients, across the U.S. and in select global  markets, to meet the staffing challenges of the ever‐changing tech  landscape  Leading provider of engineering, technology, and business consulting  solutions and services in the telecommunications industry  Provides telecommunication network design, implementation,  testing optimization, and software development services  Couples high‐value engineering, technology, and business consulting  services with proprietary software products and solutions 17

NON-GAAP MEASURES Management believes that the non‐GAAP (Generally Accepted Accounting Principles) information excluding  the 2019 and 2018 gains and losses on the investment in Persol Holdings, the 2019 restructuring charges,  the 2019 acquisitions, and the 2019 gain on sale of assets are useful to understand the Company's fiscal  2019 financial performance and increases comparability.  Specifically, Management believes that removing  the impact of these items allows for a meaningful comparison of current period operating performance with  the operating results of prior periods.  Additionally, the Company does not acquire businesses on a  predictable cycle and the terms of each acquisition are unique and may vary significantly.  Management  also believes that such measures are used by those analyzing performance of companies in the staffing  industry to compare current performance to prior periods and to assess future performance.  These non‐ GAAP measures may have limitations as analytical tools because they exclude items which can have a  material impact on cash flow and earnings per share.  As a result, Management considers these measures,  along with reported results, when it reviews and evaluates the Company's financial performance.   Management believes that these measures provide greater transparency to investors and provide insight  into how Management is evaluating the Company's financial performance.  Non‐GAAP measures should not  be considered a substitute for, or superior to, measures of financial performance prepared in accordance  with GAAP.  A reconciliation to the most comparable GAAP measures is included with our earnings release  dated August 7, 2019 and is available on our Investor Relations website. 18

SAFE HARBOR STATEMENT This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with the government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti‐corruption, trade protection and other laws and regulations, availability of qualified full‐time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment‐related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward‐looking statements contained herein, and we have no intention to update these statements. 19